UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

Central Index Key Number of the issuing entity: 0002063021

Wells Fargo Commercial Mortgage Trust 2025-5C5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001931347

Greystone Commercial Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000109380

Zions Bancorporation, N.A.

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-05	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WFCM 2025-5C5 – 8-K/A

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated July 11, 2025 and filed on July 15, 2025 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2025-5C5. The purpose of this amendment is to make clerical and other minor revisions to the previously filed Exhibits 4.1, 99.9 and 99.15. Accordingly, Exhibits 4.1, 99.9 and 99.15 to the Form 8-K are hereby replaced in their entirety by the corrected versions of the agreements attached hereto as Exhibits 4.1, 99.9 and 99.15. No other changes have been made to the Form 8-K other than the changes described above.

WFCM 2025-5C5 – 8-K/A

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.15	Co-Lender Agreement, dated as of July 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-4 holder, and Greystone CMC I LLC, as initial note A-3 holder, relating to the 322 Grand Concourse Whole Loan.

WFCM 2025-5C5 – 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director

Dated: July 30, 2025

WFCM 2025-5C5 – 8-K/A

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.15	Co-Lender Agreement, dated as of July 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-4 holder, and Greystone CMC I LLC, as initial note A-3 holder, relating to the 322 Grand Concourse Whole Loan.

WFCM 2025-5C5 – 8-K/A